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                      ** Confidential Treatment Requested

                                                              EXHIBIT 10.103

                             [SPECTRAN LETTERHEAD]

November 5, 1996

Mr. John R. Sicotte
Manager, NA Sales & Engineering
Corning Incorporated
Telecommunications Products Division
Corning, NY 14831

Dear John,

Thank you for your June 28, 1996 letter dated October 17, 1996 requesting additional multimode fiber purchase amounts pursuant to Section 1.1 of our Supply Agreement. As we discussed, SpecTran confirms that it will supply to Corning, and Corning confirms that it will purchase from SpecTran, ******* kilometers of multimode fiber **********************************************
*******************. As a result, ****************************************
*****************************************************************************
******************************* under our Supply Agreement.


*****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
**********************************

Also pursuant to Section 1.1 of our Supply Agreement, SpecTran commits to supply to Corning and Corning commits to purchase from SpecTran ******** **********************************. On or before *****************
*****************************************************************************
******************************************************************

These additional commitments by Corning and SpecTran increase the minimum amount of multimode fiber to be purchased by Corning and supplied by SpecTran under our Supply Agreement from ******************************************].
All other terms and conditions of our Supply Agreement will remain unchanged.

Please acknowledge your agreement to the terms detailed in this letter by signing below, faxing the signed letter back to me by Monday, November 11th, to be followed by one original copy as soon as possible. Please feel free to call me at (508) 347-8534 if you have any questions.

Sincerely yours,

/s/ Edward T. Connor
----------------------------
Edward T. Connor
Vice President, Sales & Marketing

cc:  Dr. Raymond E. Jaeger
     Thomas L. Shillinglaw, Esq.
     Ira S. Nordlicht, Esq.


     AGREED TO AND ACCEPTED
     CORNING INCORPORATED


     /s/ Wendell P. Weeks
By: ____________________________________

      Wendell P. Weeks
Name: __________________________________

       Vice President & Gen. Manager
       Telecommunications Products Div.
Title: _________________________________

       11/26/96
Date: __________________________________